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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF the SARBANES-OXLEY ACT OF 2002

      In connection with Amendment No.1 to the Annual Report of Blue Dolphin Energy Company (the "Company") on Form 10-KSB for the period ended December 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, G. Brian Lloyd, Vice President, Treasurer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. Brian Lloyd
-------------------------

G. Brian Lloyd

Vice President, Treasurer

July 5, 2005